UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 29, 2005

SNB BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

TEXAS	000-50904	76-0472829
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14060 Southwest Freeway, Sugar Land, Texas 77478
(Address of principal executive offices and Zip Code)

Registrant's telephone number including area code:	(281) 269-7200

(Former name or former address, if changed since last report):	Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 29, 2005, SNB Bancshares, Inc. publicly disseminated a press release announcing its repositioning of the balance sheet.  The purpose of this Current Report on Form 8-K is to file as Exhibit 99.1 a copy of the Company's press release dated December 29, 2005 announcing such event.  The press release is incorporated by reference into this Item 8.01 and the foregoing description of the press release is qualified in its entirety by reference to this exhibit.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

	Exhibit No.	Description

	99.1	Press Release issued by SNB Bancshares, Inc. dated December 29, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNB BANCSHARES, INC.

Date: December 29, 2005	By:	/s/ R. Darrell Brewer
R. Darrell Brewer
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release issued by SNB Bancshares, Inc. dated December 29, 2005